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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 18, 2000

                               Certron Corporation
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             (Exact Name of Registrant as Specified in its Charter)


                                   California
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                 (State or Other Jurisdiction of Incorporation)

           0-9081                                  95-2461404
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   (Commission File Number)             (IRS Employer Identification No.)


    1545 Sawtelle Boulevard
    Los Angeles, California                             90025
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    (Address of Principal Executive Offices)           (Zip Code)


                                 (310) 914-0300
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              (Registrant's Telephone Number, Including Area Code)

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         (Former name or former address, if changed since last Report.)


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Item 7. Financial Statements and Exhibits.

     Exhibits:

          16. Letter re Change in Certifying Accountant.




                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CERTRON CORPORATION
                                                  (Registrant)


Date: September 28, 2000
                                             By: /s/ Marshall I. Kass
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                                                Marshall I. Kass
                                                Chairman of the Board and
                                                Chief Executive Officer


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                                  EXHIBIT INDEX


     Number            Item                                         Page
     ------            ----                                         ----
       16              Letter from Singer Lewak Greenbaum &
                       Goldstein LLP regarding change in
                       certifying accountant






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